Other asset - Summary of detailed information about other asset (Detail) - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2020	Nov. 30, 2019	Nov. 30, 2018
Cost
Ending balance	$ 19,530	$ 19,530	$ 19,530
Accumulated amortization
Beginning balance	7,326	2,442
Amortization	4,881	4,884
Ending balance	12,207	7,326
Net carrying amounts	$ 7,323	$ 12,204